                                                                    EXHIBIT 20


                        AMERICAN HONDA FINANCE CORPORATION
                 Servicer's Certificate - Honda Auto Lease Trust 1999-A
            Distribution Date of May 15, 2000 for the Collection Period of
                      April 1, 2000 through April 30, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                           3,300,158,606.28

Servicer Advance                                                             -
Servicer Payahead                                                   7,383,934.30
Number of Contracts                                                      172,598
Weighted Average Lease Rate (Discounted)                            9.05%
Weighted Average Lease Rate                                         6.29%
Weighted Average Remaining Term                                     30.48
Servicing Fee Percentage (annual)                                   1.00%

POOL DATE - CURRENT MONTH
   Aggregate Net Investment Value                               2,806,813,604.95
   Number of Current Contracts                                           161,388
   Weighted Average Lease Rate (Discounted)                         9.04%
   Weighted Average Lease Rate                                      6.28%
   Weighted Average Remaining Term                                  20.57


-------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                          115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and
    iii are satisfied)                                              5.50%
  Specified Reserve Fund Amount (if Tests i, ii and
    iii are satisfied)                                            181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or
    iii are not satisfied)                                          6.50%
  Specified Reserve Fund Amount (if Tests i, ii or
    iii are not satisfied)                                        214,081,288.79

  Beginning Balance                                               171,576,694.52
  Net Investment Income Retained                                      772,477.19
  Excess Reserve Amount Released                                          -
  Deposit Amount                                                    3,455,018.08
  Withdrawal Amount                                                       -
  Ending Balance                                                  175,804,189.79
  Specified Reserve Fund Balance                                  181,145,705.90
  Net Investment Income                                               772,477.19

  Cumulative Withdrawal Amount                                            -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT LOSSES:                                        Vehicle
                                                      Count        Amount
                                                      ---------    ------
  Contracts Charged-off During the Collection Period     165
  Discounted Principal Balance                                      2,922,397.80
  Net Liquidation Proceeds for the Collection Period               (2,139,617.30)
  Recoveries - Previously Charged-off Contracts                       165,583.26

     Aggregate Credit Losses for the Collection Period                617,197.24

  Repossessions for the Collection Period                             80
  Cumulative Credit Losses for all Periods                          3,908,423.86

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                0.08%
  First Preceding Collection Period                                 0.16%
  Current Collection Period                                         0.26%
--------------------------------------------------------------------------------
TEST (i)/(CHARGE-OFF RATE TEST)
Three Month Average                                                 0.17%
Charge-off Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                  Test Satisfied
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   Discounted
                                  Percent   Accounts  Percent  Principal Balance
DELINQUENT CONTRACTS:             -------   --------  -------  -----------------
  31-60 Days Delinquent            0.79%     1,268     0.78%       21,930,878.77
  61-90 Days Delinquent            0.12%       189     0.12%        3,348,859.63
  Over 90 Days Delinquent          0.08%       136     0.08%        2,365,027.39
  Total Delinquencies                        1,593                 27,644,765.79

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE
THAN 60 DAYS TO THE OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                   0.22%
  First Preceding Collection Period                                    0.18%
  Current Collection Period                                            0.20%
-------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                    0.20%
Delinquency Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                 Test Satisfied
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS                    Vehicles
                                              --------
  Matured Lease Vehicle Inventory Sold           50                  881,790.09
  Net Liquidation Proceeds                                          (871,932.82)
  Net Residual Value (Gain) Loss                                       9,857.27
  Cumulative Residual Value (Gain) Loss
    all periods                                                       53,236.98

                                                                Average        Average
                              Number     Scheduled   Sale    Net Liquidation   Residual
                               Sold      Maturities  Ratio      Proceeds        Value
                               ------    ----------  -----   ---------------   --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding
    Collection Period            17         16       100%      15,295.90      16,223.87
  First Preceding
    Collection Period            38         43       88.37%    17,238.83      17,601.28
  Current Collection Period      50         65       76.92%    17,438.66      17,635.80
  Three Month Average                                          16,657.80      17,153.65
                                                                            -----------
Ratio of Three Month Average Net
   Liquidation Proceeds to
   Average Residual Value                                                     97.11%

---------------------------------------------------------------------------------------
                                                           CURRENT PERIOD
TEST (iii)(RESIDUAL VALUE TEST)                              AMOUNT/RATIO    TEST MET?
-------------------------------                            ---------------   ----------
a) Number of Vehicles Sold > 45% of Scheduled
     Maturities and GREATER THAN OR EQUAL TO 500
     Scheduled Maturities                                       76.92%           Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75%
     of Average Residual Values                                 97.11%           Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                  Test Satisfied
---------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  SERVICER'S FEE DUE:                                                         Amount
                                                                            -------------
  Prior Cumulative Servicer's Fee Shortfall                                            -
  Servicer's Fee Due This Collection Period                                  2,376,343.45
  Servicer's Fee Paid                                                        2,376,343.45

  Current Cumulative Servicer's Fee Shortfall                                          -
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  ADVANCES AND PAYAHEADS:                                                       Amount
                                                                             ------------
  ADVANCES
  Prior Outstanding Servicer Advances                                          937,208.76
  Net Advance/(Recovery) This Period                                           286,224.83
  Nonrecoverable Prior Advances                                               (137,440.20)
  Current Outstanding Servicer Advances                                      1,085,993.39
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                         8,367,393.53
  Net Allocation/(Collections) of Advanced Payments
     This Period                                                             1,667,943.37
  Current Outstanding Payahead Balance                                       6,699,450.16
-----------------------------------------------------------------------------------------

                                                                                      Securities       Class A1        Class A2
                                                                         Total      Balance (99.8%)     Balance         Balance
                                                                     -------------  ---------------  -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                     19,488,387.98   19,449,411.20

  Interest Related To Prepayments in Full                               289,703.92      289,124.51
  Interest Related To Full Term and Over Term Payoffs                       211.56          211.14
  Interest Related To Reallocation Payments                               1,433.14        1,430.27
  Excess Liquidation Proceeds                                                    -               -
  Recoveries                                                            165,583.26      165,252.09
    Available Interest                                               19,945,319.86   19,905,429.22
PRINCIPAL
  Scheduled Principal Collections                                    29,197,727.32   29,139,331.87
  Prepayments in Full                                                10,658,597.76   10,637,280.56
  Full Term and Over Term Payoffs                                       965,734.34      963,802.87
  Reallocation Payment                                                  172,290.37      171,945.79
  Net Liquidation Proceeds                                            3,011,550.12    3,005,527.02
    Available Principal                                              44,005,899.91   43,917,888.11

WITHDRAWAL FROM RESERVE FUND                                                     -

TOTAL OF SOURCES FOR DISTRIBUTION                                    63,951,219.77

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                    35,137,95
  Capped Trustee Fees                                                            -               -
  Class A Interest                                                   13,332,732.13   13,332,732.13                -   1,452,273.79
  Class A Interest Carryover Shortfalls                                          -               -                -              -
  Class B Interest                                                      365,750.00      365,750.00
  Class B Interest Carryover Shortfalls                                          -               -
  Class C Interest                                                      379,500.00      379,500.00
  Class C Interest Carryover Shortfalls                                          -               -
  Capped Contingent and Excess Liability Premiums                                -               -
  Capped Origination Trust Administrative Expenses                          838.25          838.25
  Other Capped Trustee Fees                                                      -               -
  Servicer's Fee                                                      2,376,343.45    2,371,590.77
  Unpaid Servicer's Fees Related to Prior Collection Periods                     -               -
  Reserve Fund Deposit                                                3,455,018.08    3,455,018.08
  Certificate Interest                                                           -               -
  Certificate Interest Carryover Shortfall                                       -               -
  Class A Covered Loss Amount                                                    -               -                -              -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                            -               -                -              -
  Class B Covered and Uncovered Loss Amount                                      -               -
  Class C Covered and Uncovered Loss Amount                                      -               -
  Class B Note Principal Loss Carryover Shortfall                                -               -
  Class C Note Principal Loss Carryover Shortfall                                -               -
  Class B Note Interest on Principal Loss Carryover Shortfall                    -               -
  Class C Note Interest on Principal Loss Carryover Shortfall                    -               -
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall                                                                      -               -
  Uncapped Administrative Expenses (paid to the Trustees)                        -               -
  Excess Interest to Transferor                                                  -
    TOTAL DISTRIBUTIONS OF INTEREST                                  19,945,319.86   19,905,429.22                -   1,452,273.79

PRINCIPAL
  Transferor Principal                                                   88,011.80
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes              43,917,888.11   43,917,888.11                -  43,917,888.11
  Principal Distribution to A-5, B and C Notes                                   -               -
  Principal Distribution to Certificates                                         -               -
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                 44,005,899.91   43,917,888.11                -  43,917,888.11

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                                  10,695,108.92                -              -
  Current Period Increase (Decrease)                                                  1,270,573.94                -              -
  Ending Balance                                                                     11,965,682.86                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                    4,353,148.11   4,344,441.81                -              -
  Current Period Increase (Decrease)                                     835,869.24     834,197.50                -              -
  Ending Balance                                                       5,189,017.35   5,178,639.31                -              -


                                                                       Class A3        Class A4        Class A5         Class B
                                                                        Balance         Balance         Balance         Balance
                                                                     -------------   -------------   -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections

  Interest Related To Prepayments in Full
  Interest Related To Full Term and Over Term Payoffs
  Interest Related To Reallocation Payments
  Excess Liquidation Proceeds
  Recoveries
    Available Interest
PRINCIPAL
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
    Available Principal

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest
  Capped Trustee Fees
  Class A Interest                                                    2,033,333.33    5,375,000.00     4,472.125.00
  Class A Interest Carryover Shortfalls                                          -               -                -
  Class B Interest                                                                                                      365,750.00
  Class B Interest Carryover Shortfalls                                                                                          -
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount                                                    -               -                -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                            -               -                -
  Class B Covered and Uncovered Loss Amount                                                                                      -
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall                                                                                -
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall                                                                    -
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
    TOTAL DISTRIBUTIONS OF INTEREST                                   2,033,333.33    5,375,000.00     4,472.125.00     365,750.00

PRINCIPAL
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                         -                -
  Principal Distribution to A-5, B and C Notes                                                                    -              -
  Principal Distribution to Certificates
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -                -              -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -


                                                                        Class C       Certificate    Transferor Interest
                                                                        Balance         Balance            Balance
                                                                     -------------   -------------   -------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                                                           38,976.78

  Interest Related To Prepayments in Full                                                                     579.41
  Interest Related To Full Term and Over Term Payoffs                                                           0.42
  Interest Related To Reallocation Payments                                                                     2.87
  Excess Liquidation Proceeds                                                                                      -
  Recoveries                                                                                                  331.17
    Available Interest                                                                                     39,890.64
PRINCIPAL
  Scheduled Principal Collections                                                                          58,395.45
  Prepayments in Full                                                                                      21,317.20
  Full Term and Over Term Payoffs                                                                           1,931.47
  Reallocation Payment                                                                                        344.58
  Net Liquidation Proceeds                                                                                  6,023.10
    Available Principal                                                                                    88,011.80

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                                                      35,137.95
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest                                                      379,500.00
  Class C Interest Carryover Shortfalls                                          -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee                                                                                            4,752.69
  Unpaid Servicer's Fees Related to Prior Collection Periods                                                       -
  Reserve Fund Deposit
  Certificate Interest                                                                           -
  Certificate Interest Carryover Shortfall                                                       -
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount                                      -
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall                                -
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall                    -
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall                                                                                      -
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor                                                                                    -
    TOTAL DISTRIBUTIONS OF INTEREST                                     379,500.00               -         39,890.64

PRINCIPAL
  Transferor Principal                                                                                     88,011.80
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5, B and C Notes                                   -
  Principal Distribution to Certificates                                                         -
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -         88,011.80

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -   10,695,108.92
  Current Period Increase (Decrease)                                             -    1,270,573.94
  Ending Balance                                                                 -   11,965,682.86
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -    4,344,441.81          8,706.30
  Current Period Increase (Decrease)                                             -      834,197.50          1,671.74
  Ending Balance                                                                 -    5,178,639.31         10,378.03


                                                                                      Securities        Class A1        Class A2
                                                                       Total        Balance (99.8%)     Balance         Balance
                                                                 ----------------  ----------------  --------------  --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            19,945,319,86     19,905,429.22               -    1,452,273.79
  Principal Distributions                                           44,005,899.91     43,917,888.11               -   43,917,888.11
      Total Distributions                                           63,951,219.77     63,823,317.33               -   45,370,161.90


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)                          3,300,158,606.28
  Initial Note/Certificate Balance                                                 3,293,558,289.00  380,000,000.00  360,000,000.00
  Percent of ANIV                                                                      99.80%            11.51%          10.91%
  Class Allocation Percentage                                                                            12.89%          12.22%
  Note/Certificate Factor                                                                                 1.00            1.00
  Note/Certificate Rate                                                                                  5.445%          5.875%
  Servicer Advance                                                              -
  Servicer Payahead                                                  7,383,934.30
  Number of Contracts                                                     172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                     30.48
  Servicing Fee Percentage                                             1.00%


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)                          2,851,612,142.63
  Note/Certificate Balance                                                         2,845,908,918.44               -  296,634,647.19
  Percent of ANIV                                                                      99.80%             0.00%          10.40%
  Class Allocation Percentage                                                                             0.00%          11.85%
  Note/Certificate Factor                                                                                 0.00%           0.82
  Servicer Advance                                                     937,208.76
  Servicer Payahead                                                  8,367,393.53
  Number of Contracts                                                     162,290
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     21.55
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      31              31


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)                          2,806,813,604.95
  Note/Certificate Balance                                                         2,801,181,813.37               -  252,716,759.08
  Percent of ANIV                                                                      99.80%             0.00%           9.00%
  Class Allocation Percentage                                                                             0.00%          10.27%
  Note/Certificate Factor                                                                                 0.00            0.70
  Servicer Advance                                                   1,085,993.39
  Servicer Payahead                                                  6,699,450.16
  Number of Contracts                                                     161,388
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     20.57
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      30              30


                                                                    Class A3         Class A4         Class A5        Class B
                                                                    Balance          Balance          Balance         Balance
                                                                 --------------  ----------------  --------------  -------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                           2,033,333.33      5,375,000.00    4,472,125.00     365,750.00
  Principal Distributions                                                     -                 -               -              -
      Total Distributions                                          2,033,333.33      5,375,000.00    4,472,125.00     365,750.00


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    12.12%           30.30%           24.45%           2.00%
  Class Allocation Percentage                                        13.57%           33.93%           27.38%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Note/Certificate Rate                                              6.100%           6.450%           6.650%          6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    14.03%           35.07%           28.30%           2.31%
  Class Allocation Percentage                                        15.98%           39.94%           32.23%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    14.25%           35.63%           28.75%           2.35%
  Class Allocation Percentage                                        16.26%           40.66%           32.81%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


                                                                    Class C      Certificate    Transferor Interest
                                                                    Balance        Balance            Balance
                                                                 -------------  --------------  -------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            379,500.00               -            39,890.64
  Principal Distributions                                                    -               -            88,011.80
      Total Distributions                                           379,500.00               -           127,902.44


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               66,000,000.00  214,558,289.00         6,600,317.28
  Percent of ANIV                                                     2.00%          6.50%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           1.00
  Note/Certificate Rate                                              6.900%         6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  210,274,271.25         5,703,224.19
  Percent of ANIV                                                     2.31%          7.37%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.98
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  209,465,054.29         5,631,791.58
  Percent of ANIV                                                     2.35%          7.46%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.98
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


I hereby certify to the best of my knowledge that the report provided is true and correct.


--------------------------------------
John Weisickle, Vice President Finance